EXHIBIT 3.3

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             STATE OF CALIFORNIA                  File #     200519810052
             SECRETARY OF STATE
                                                  May 13, 2005

      LIMITED LIABILITY COMPANY
       ARTICLES OF ORGANIZATION


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  A $70.00 FILING FEE MUST ACCOMPANY THIS FORM
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 IMPORTANT - READ INSTRUCTIONS BEFORE COMPLETING
                  THIS FORM                       This Space For Filing Use Only
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ENTITY  NAME (End the name with the words  "Limited  Liability  Company,"  "Ltd.
Liability Company," or the abbreviations "LLC" or "L.L.C.")
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1. NAME OF LIMITED LIABILITY COMPANY
   Bella Rose, LLC
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PURPOSE (The following statement is required by statute and may not be altered.)
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2. THE PURPOSE OF THE LIMITED LIABILTY COMPANY IS TO ENGAGE IN ANY LAWFUL ACT OR
ACTIVITY FOR WHICH A LIMITED LIABILITY COMPANY MAY BE ORGANIZED UNDER THE BEVERLY KILLEA LIMITED LIABILITY COMPANY ACT.
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INITIAL AGENT FOR SERVICE OF PROCESS (If the agent is an  individual,  the agent must reside in California and both items 3 and 4 must be completed. If the agent is a corporation, the agent must have on file with the California Secretary of State a certificate pursuant to Corporations Code section 1505 and item 3 must be completed (leave item 4 blank).
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3. NAME OF INITIAL AGENT FOR SERVICE OF PROCESS
   Deborah E. Greaves
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4. IF AN  INDIVIDUAL  ADDRESS  OF  INITIAL  AGENT  FOR  SERVICE  OF  PROCESS  IN
CALIFORNIA                                    CITY        STATE       ZIP CODE
   5804 E. Slauson Avenue                  Los Angeles     CA           90040
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MANAGEMENT (CHECK ONLY ONE)
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5. THE LIMITED LIABILITY COMPANY WILL BE MANAGED BY:
   |X| ONE MANAGER
   |_| MORE THAN ONE MANAGER
   |_| ALL LIMITED LIABILITY COMPANY MEMBER(S)
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ADDITIONAL INFORMATION
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6.  ADDITIONAL  INFORMATION  SET  FORTH  ON  THE  ATTACHED  PAGES,  IF  ANY,  IS
INCORPORATED HEREIN BY THIS
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EXECUTION
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7. I DECLARE I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY
ACT AND DEED.

/s/ Deborah E. Greaves                           5/05/2005
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SIGNATURE OF ORGANIZER                           DATE


DEBORAH E. GREAVES
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TYPE OR PRINT NAME OF ORGANIZER
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RETURN TO (enter  the name and the  address of the person or firm to whom a copy of this filed document should be returned.)
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8. NAME                 Deborah E. Greaves

   FIRM

   ADDRESS              5804 E. Slauson Avenue

   CITY/STATE/ZIP       Los Angeles, CA 90040

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LLC-1 (REV 03/2005)                               APPROVED BY SECRETARY OF STATE
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